AMENDED AND RESTATED
TRUSTEE DEFERRED
FEE PLAN

PATHFINDER BANK

AMENDED AND RESTATED EFFECTIVE AS OF

January 1, 2005

AMENDED AND RESTATED
TRUSTEE DEFERRED
FEE PLAN

This Amended and Restated Trustee Deferred Fee Plan for Pathfinder Bank (the “Plan”) updates and revises the Trustee Deferred Fee Plan (the “Original Plan) for Pathfinder Bank (the “Bank”), which was originally effective as of January 31, 2003.  This Plan formalizes the understanding by and between the Bank and its trustees, which includes members of the board of directors of the Bank, Pathfinder Bancorp, Inc., or Pathfinder Bancorp, MHC, herein after referred to as “Trustee(s),” who shall be eligible to participate in this Plan, subject to Bank approval, by execution of a Trustee Deferred Fee Plan Deferral Agreement (“Deferral Agreement”) in the form provided by the Bank.  The terms and conditions of any Deferral Agreements entered into under the Original Plan shall remain in full force and effect under this Plan.   The Bank has herein restated the Plan with the intention that the Plan shall at all times satisfy Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.  Pathfinder Bancorp, MHC, a Federal mutual holding company, and Pathfinder Bancorp, Inc. (the “Holding Company”) are parties to this Agreement for the sole purpose of guaranteeing the Bank’s performance hereunder.

W I T N E S S E T H :

WHEREAS, the Bank recognizes the valuable services heretofore performed for it by its Trustees and wishes to encourage continued service of each; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of such Trustees and recognizes that the Trustees’ services substantially contribute to its continued growth and profits in the future; and

WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), effective January 1, 2005, requires that certain types of deferred compensation arrangements, such as the Plan, comply with its terms or subject the recipients of such compensation to current taxes and penalties; and

WHEREAS, the Original Plan was effective December 31, 2003; and

WHEREAS, the Bank desires to amend and restate the Original Plan, in order to comply with the requirements set forth in Code Section 409A and the final regulations promulgated thereunder, and for certain other purposes; and

WHEREAS, the Bank and the Trustees intend this Plan to be considered an unfunded arrangement  for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended; and

WHEREAS, the Bank has adopted this Plan which controls all issues relating to the Deferred Compensation Benefits as described herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to the following terms and conditions:

SECTION I
DEFINITIONS

When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1           “Bank” means Pathfinder Bank and any successor thereto.

1.2
“Beneficiary” means the person or persons (and their heirs) designated as Beneficiary in the Trustee’s Deferral Agreement to whom the deceased Trustee’s benefits are payable. If no Beneficiary is so designated, then the Trustee’s Spouse, if living, will be deemed the Beneficiary.  If the Trustee’s Spouse is not living, then the Children of the Trustee will be deemed the Beneficiaries and will take on a per stirpes basis.  If there are no Children, then the Estate of the Trustee will be deemed the Beneficiary.

1.3	“Benefit Age” shall be the birthday on which the Trustee becomes eligible to receive benefits under the plan. Such birthday shall be designated in the Trustee’s Deferral Agreement.

1.4
“Benefit Eligibility Date” shall be the date on which a Trustee is entitled to receive his Deferred Compensation Benefit.  It shall be the first day of the month following the month in which the Trustee attains the Benefit Age designated in his Deferral Agreement.

1.5
“Cause” means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Plan, or gross negligence in matters of material importance to the Bank.  The cessation of service of the Trustee shall not be deemed to be for Cause unless and until the Trustee’s service is terminated in accordance with any procedure or requirements of the Bank’s Charter and Bylaws.

1.6
“Change in Control” of the Bank or Holding Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners’ Loan Act, as amended, and applicable rules and regulations promulgated thereunder (collectively, the “HOLA”) as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors  comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.  Notwithstanding anything in this subsection (b) to the contrary, a change in control shall not be deemed to have occurred in the event of a conversion of the Company’s or the Bank’s mutual holding company to stock form, or in connection with any reorganization used to effect such a conversion.

1.7	“Children” means the Trustee’s children, both natural and adopted, determined at the time payments are due the Children under this Plan.

1.8
“Deferral Period” means the period of months designated in the Trustee’s Deferral Agreement during which the Trustee shall defer current fees.  The Deferral Period shall commence on the date designated in the Trustee’s Deferral Agreement.

1.9
“Deferred Compensation Benefit” means the annuitized value (using the Interest Factor) of the Trustee’s Elective Contribution Account, measured as of the Trustee’s Benefit Age, payable in monthly installments throughout the Payout Period and commencing on the Trustee’s Benefit Eligibility Date.

1.10
“Disability Benefit” means the monthly benefit payable to the Trustee following a determination, in accordance with Subsection 5.2, that he is no longer able, properly and satisfactorily, to perform his duties as a Trustee.

1.11	“Effective Date” of the amended and restated Plan is January 1, 2005.

1.12
“Elective Contribution” shall refer to any bookkeeping entry required to record a Trustee’s voluntary monthly pre-tax deferral of fees which shall be made in accordance with the Trustee’s Deferral Agreement.

1.13
“Elective Contribution Account” shall be represented by the bookkeeping entries required to record a Trustee’s Elective Contributions plus accrued interest calculated with the Interest Factor, earned to date on such amounts.  However, neither the existence of such bookkeeping entries nor the Elective Contribution Account itself shall be deemed to create either a trust of any kind, or a fiduciary relationship between the Bank and the Trustee or any Beneficiary.

1.14           “Estate” means the estate of the Trustee.

1.15	“Interest Factor” means either the Pre-Retirement Interest Factor or the Post-Retirement Interest Factor, as applicable.

1.16
“Payout Period” means the time frame during which certain benefits payable hereunder shall be distributed.  Payments shall be made in equal monthly installments commencing on the first day of the first month following the occurrence of the event which triggers distribution and continuing for a period of one-hundred twenty (120) months, as designated in the Trustee’s Deferral Agreement.

1.17	“Plan Year” shall mean the twelve (12) month period from January 1 to December 31 of each year.

1.18
“Post-Retirement Interest Factor” means a rate applicable to annuitize the Elective Contribution Account of a Trustee in connection with installment distributions made following a Trustee’s retirement or other termination of service.  Unless changed pursuant to a written resolution of the Board of Trustees, the Post-Retirement Interest Factor shall be seven percent (7%) per annum.

1.19
“Pre-Retirement Interest Factor” means a rate applied to accruals credited to a Trustee’s Elective Contribution Account prior to the Trustee’s retirement or other termination of service.  Unless changed pursuant to a written resolution of the Board of Trustees, the Pre-Retirement Interest Factor shall be a rate equivalent to the prime interest rate as published in the Wall Street Journal each January 1, plus three percent (3%).  For the initial Plan Year, the Pre-Retirement Interest Factor shall be seven percent (7%).  The Pre-Retirement Interest Factor shall be calculated each January 1 during the Deferral Period, and such rate shall be the applicable Pre-Retirement Interest Factor for the Plan Year for which it is calculated.

1.20
“Projected Deferral” is an estimate, determined upon execution of a Deferral Agreement, of the total amount of compensation to be deferred by the Trustee during his Deferral Period (excluding any interest accrued on such deferrals), and so designated in the Trustee’s Deferral Agreement.

1.21	“Spouse” means the individual to whom the Trustee is legally married at the time of the Trustee’s death.

1.22
“Survivor’s Benefit” means if the Bank has obtained insurance on the life of the Trustee, an annual amount payable to the Beneficiary in monthly installments throughout the Payout Period, equal to the amount designated in the Trustee’s Deferral Agreement.  If the Bank has not obtained insurance on the life of the Trustee, the Survivor’s Benefit shall be equal to the accrued benefit in the Trustee’s Elective Contribution Account as of the Trustee’s date of death, annuitized (using the Post-Retirement Interest Factor) and payable in monthly installments throughout the Payout Period.

SECTION II
ESTABLISHMENT OF RABBI TRUST

The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, pursuant to the agreement which establishes such rabbi trust.  The contributed assets shall be subject to the claims of the Bank’s creditors in the event of the Bank’s “Insolvency” as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to the Trustee and his Beneficiary(ies) in such manner and at such times as specified in this Plan.  It is the intention of the Bank to make a contribution or contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Plan.  Any contribution(s) to the rabbi trust shall be made in accordance with the rabbi trust agreement.  The amount and timing of such contribution(s) shall be specified in the agreement which establishes such rabbi trust.

SECTION III
DEFERRED COMPENSATION

Commencing on the Effective Date and continuing through the end of the Deferral Period, the Trustee and the Bank agree that the Trustee may defer into his Elective Contribution Account on a monthly basis up to the lesser of (i) Seven Hundred Fifty Dollars ($750.00), or (ii) One Hundred Percent (100%) of the monthly fees which the Trustee would otherwise be entitled to receive from the Bank for each month of the Deferral Period.  The total deferral during the term of the Deferral Period shall not exceed the Trustee’s Projected Deferral, without Board of Trustee approval.  The specific amount of the Trustee’s monthly deferred compensation shall be designated in the Trustee’s Deferral Agreement and shall apply only to compensation attributable to services not yet performed.

SECTION IV
ADJUSTMENT OF DEFERRAL AMOUNT

Deferral of the specific amount of fees designated in the Trustee’s Deferral Agreement shall continue in effect pursuant to the terms of this Plan unless and until the Trustee amends his Deferral Agreement by filing with the Administrator a Notice of Adjustment of Deferral Amount (Exhibit B of the Deferral Agreement).  If the Bank increases the amount of fees and/or retainer earned by the Trustee, the Trustee can include such additional amounts in his monthly deferral, subject to the limits of Section III herein, provided approval from the Board of Trustees is obtained, by filing a Notice of Adjustment of Deferral Amount.  A Notice of Adjustment of Deferral Amount shall be effective if filed with the Administrator at least thirty (30) days prior to any January 1st during the Plan Year.  Such Notice of Adjustment of Deferral Amount shall be effective commencing with the January 1st following its filing and shall be applicable only to compensation attributable to services not yet performed by the Trustee.

SECTION V
RETIREMENT BENEFIT

5.1
Retirement Benefit.  Subject to Subsection 6.1 of this Plan, the Bank agrees to pay the Trustee the Deferred Compensation Benefit commencing on the Trustee’s Benefit Eligibility Date.  Such payments will be made  over the term of the Payout Period.  In the event of the Trustee’s death after commencement of the Deferred Compensation Benefit, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Trustee’s Beneficiary a continuation of the monthly installments for the number of months remaining in the Payout Period.

5.2
Disability Benefit.  If requested by the Trustee and approved by the Board of Trustees, the Trustee shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed independent physician selected by the Bank, that the Trustee is Disabled.  For purposes of this Subsection, “Disability” or “Disabled” shall mean the Trustee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Bank; or (iii) is determined to be totally disabled by the Social Security Administration. If the Trustee is determined to be Disabled, the Trustee shall begin receiving the Disability Benefit in lieu of the Deferred Compensation Benefit, which shall begin within thirty (30) days after the Trustee is determined to be Disabled.   The amount of the monthly benefit shall be the annuitized value of the Trustee’s Elective Contribution Account, measured as of the date of the Disability determination and payable in monthly installments throughout the Payout Period.  The Post-Retirement Interest Factor shall be used to annuitize the Elective Contribution Account.  In the event the Trustee dies while receiving Disability Benefit payments pursuant to this Subsection, or after becoming eligible for such payments but before the actual commencement of such payments, his Beneficiary shall be entitled to receive those benefits provided for in Subsection 6.1(a) and the Disability Benefits provided for in this Subsection shall terminate upon the Trustee’s death.  Notwithstanding the foregoing, the Trustee shall have the right make one-time election in his or her Deferral Agreement to receive the Deferred Compensation Benefit in lieu of the Disability Benefit, where such benefit shall commence on the Director’s Benefit Eligibility Date and shall be payable over the term of the Payout Period.

5.3
Removal For Cause.  In the event the Trustee is removed for Cause at any time prior to reaching his Benefit Age, he shall be entitled to receive the balance of his Elective Contribution Account, measured as of the date of removal.  Such amount shall commence on the Trustee’s Benefit Eligibility Date and shall be payable throughout the Payout Period.    All other benefits provided for the Trustee or his Beneficiary under this Plan shall be forfeited and the Plan shall become null and void with respect to such Trustee.

5.4
Voluntary or Involuntary Termination Other Than for Cause.  If the Trustee’s service with the Bank is voluntarily or involuntarily terminated prior to the attainment of his Benefit Eligibility Date, for any reason other than for Cause, the Trustee’s death or Disability, then commencing on his Benefit Eligibility Date, the Trustee shall be entitled to the annuitized value (using the Interest Factor) of his Elective Contribution Account calculated as of his Benefit Eligibility Date, and payable over the Payout Period.

5.5
Termination of Service Related to a Change in Control.  If a Change in Control occurs, and thereafter the Trustee’s service is terminated (either voluntarily or involuntarily) within thirty-six (36) months, the Trustee shall be entitled to receive his Deferred Compensation Benefit calculated as if the Trustee had made all of his elective deferrals through his Benefit Age.  Such benefit shall be annuitized (using the Interest Factor) and be payable commencing on such Trustee’s Benefit Eligibility Date in monthly installments throughout the Payout Period.  In the event the Trustee dies at any time after termination of employment, but prior to commencement of such payments due and owing hereunder, the Bank or its successor, shall pay to the Trustee’s Beneficiary, the Survivor’s Benefit.  In the event the Trustee dies at any time after commencement of such payments, but prior to completion of all such payments due and owing hereunder, the Bank or its successor shall pay to the Trustee’s Beneficiary, continuation of the monthly installments for the remainder of the Payout Period.

5.6
Modification of Benefit Age.  Notwithstanding anything in the Plan to the contrary, a Trustee who previously designated a Benefit Age in his or her Deferral Agreement, may elect to change his or her Benefit Age by filing with the Bank a Transition Year Election Form (attached hereto as Exhibit D), provided that such election is made before December 31, 2008.  If the Trustee elects to modify his Benefit Age (“Modified Benefit Age”) and to commence receiving benefits hereunder before attainment of his Benefit Age as set forth on his Deferral Agreement, Trustee shall be entitled to receive the value of his Elective Contribution Account calculated as of the last day of the month in which Trustee attains his Modified Benefit Age.  Such early benefit shall be annuitized (using the Interest Factor) and be payable commencing on the first day of the second month following Trustee’s attaining his Modified Benefit Age in monthly installments throughout the Payout Period.  In the event the Trustee dies at any time after designating his Modified Benefit Age, but prior to commencement of such payments due and owing hereunder, the Bank or its successor shall pay to the Trustee’s Beneficiary the Survivor’s Benefit.  In the event the Executive dies at any time after commencement of the benefit payments, but prior to completion of all such payments due and owing hereunder, the Bank or its successor shall pay to the Trustee’s Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

5.7
Separation from Service.  Notwithstanding anything in the Plan to the contrary, all references to a voluntary or involuntary termination of service shall mean a termination of the Trustee’s services to the Bank for any reason.  Whether a termination of service has occurred shall be determined  in accordance with the requirements of Section 409A of the Code for a “Separation from Service” based on whether the facts and circumstances indicate that the Bank and the Trustee reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Trustee would perform after such date would permanently decrease to no more than forty-nine percent (49%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period.

SECTION VI
DEATH BENEFITS

6.1
Death Benefit Prior to Commencement of Deferred Compensation Benefit.  In the event of the Trustee’s death prior to commencement of the Deferred Compensation Benefit, the Bank shall pay the Trustee’s Beneficiary a monthly benefit for the Payout Period, commencing within thirty (30) days following the Trustee’s death. The amount of such monthly benefit payments shall be determined as follows:

(a)
(1) In the event death occurs (i) while the Trustee is receiving the Disability Benefit provided for in Subsection 5.2, or (ii) after the Trustee has become eligible for such Disability Benefit payments but before such payments have commenced, the Trustee’s Beneficiary shall be entitled to receive the Survivor’s Benefit for the number of months in the Payout Period, reduced by the number of months Disability Benefit payments were made to the Trustee.  In the event death occurs after the Trustee has received the Disability Benefit provided for in Subsection 5.2 for the entire Payout Period, the Trustee’s Beneficiary shall not be entitled to the Survivor’s Benefit for any length of time.  However, the lump sum payment described in paragraph two (2) of this Subsection 6.1 (a) if approved by the Board of Trustees, and the payment described in Section 6.2, shall still be applicable to such Beneficiary.

(2) If (i) the total dollar amount of Disability Benefit payments received by the Trustee under Subsection 5.2 is less than the total dollar amount of payments which would have been received had the Survivor’s Benefit been paid in lieu of the Disability Benefit which was paid during the Trustee’s life, and (ii) Board of Trustee approval is obtained, the Bank shall pay the Trustee’s Beneficiary a lump sum payment for the difference.  This lump sum payment shall be made within thirty (30) days following the Trustee’s death.

(b)	In the event death occurs while the Trustee is (i) in the service of the Bank, (ii) deferring fees pursuant to Section II and (iii)
prior to any reduction or discontinuance (via an effective filing of a Notice of Adjustment of Deferral Amount) in the level of deferrals reflected in the Trustee’s Deferral Agreement, the Trustee’s Beneficiary shall be paid the Survivor’s Benefit.

(c)
In the event death occurs while the Trustee is (i) in the service of the Bank, (ii) deferring fees pursuant to Section II, and (iii) after any reduction or discontinuance (via an effective filing of a Notice of Adjustment of Deferral Amount) in the level of deferrals reflected in the Trustee’s Deferral Agreement, the Trustee’s Beneficiary shall be paid a reduced Survivor’s Benefit. The amount of such reduced Survivor’s Benefit shall be determined by multiplying the monthly payment available as a Survivor’s Benefit by a fraction, the numerator of which is equal to the total Board fees actually deferred by the Trustee as of his death, and the denominator of which is equal to the total amount of Board fees which would have been deferred as of his death, if no reduction or discontinuance in the level of deferrals had occurred at any time following execution of the Deferral Agreement and during the Deferral Period.

(d)
In the event the Trustee completes less than One Hundred Percent (100%) of his Projected Deferrals due to any voluntary or involuntary termination other than removal for Cause, the Trustee’s Beneficiary shall be paid a reduced Survivor’s Benefit.  The amount of such reduced Survivor’s Benefit shall be determined by multiplying the monthly payment available as a Survivor’s Benefit by a fraction, the numerator of which is equal to the total Board fees actually deferred by the Trustee, and the denominator of which is equal to the Trustee’s Projected Deferral.

(e)
In the event the Trustee completes One Hundred Percent (100%) of his Projected Deferrals prior to any voluntary or involuntary termination other than removal for Cause, and provided no payments have been made pursuant to Subsection 5.2, the Trustee’s Beneficiary shall be paid the Survivor’s Benefit.

6.2
Additional Death Benefit - Burial Expense. In addition to the above-described death benefits, upon the Trustee’s death, the Trustee’s Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000.00). This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Trustee.  Such benefit shall be payable within thirty (30) days of the Trustee’s death.  The Trustee’s Beneficiary shall not be entitled to such benefit if the Trustee is removed for Cause prior to death, or if a similar lump sum death benefit is paid by the Bank to the Beneficiary under another similar plan of the Bank.

SECTION VII
BENEFICIARY DESIGNATION

The Trustee shall make an initial designation of primary and secondary Beneficiaries upon execution of his Deferral Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Deferral Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Deferral Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

SECTION VIII
TRUSTEE’S RIGHT TO ASSETS

The rights of the Trustee, any Beneficiary, or any other person claiming through the Trustee under this Plan, shall be solely those of an unsecured general creditor of the Bank.  The Trustee, the Beneficiary, or any other person claiming through the Trustee, shall only have the right to receive from the Bank those payments so specified under this Plan.  The Trustee agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Plan.

Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Plan, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Trustee or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank.  Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

SECTION IX
RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Plan.  The Trustee, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.  The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Plan or to refrain from the same and to determine the extent, nature, and method of any such asset purchases.  Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Trustee be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank.  If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Trustee, then the Trustee shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

SECTION X
ALIENABILITY AND ASSIGNMENT PROHIBITION

Neither the Trustee nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Trustee or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.  In the event the Trustee or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

SECTION XI
ACT PROVISIONS

11.1
Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary and Administrator (the “Administrator”) of this Plan. As Administrator, the Bank shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

11.2
Claims Procedure and Arbitration. In the event that benefits under this Plan are not paid to the Trustee (or to his Beneficiary in the case of the Trustee’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused.  The Administrator shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Deferral Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim.  Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Plan, the Deferral Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate.  In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim.  This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Deferral Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Deferral Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association (“AAA”) (or a mediator selected by the parties) in accordance with the AAA’s Commercial Mediation Rules.  If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

SECTION XII
MISCELLANEOUS

12.1
No Effect on Trusteeship Rights. Nothing contained herein will confer upon the Trustee the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Trustee without regard to the existence of the Plan.  Notwithstanding anything herein contained to the contrary, any payment to the Trustee by the Holding Company are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the regulations promulgated thereunder in 12 C.F.R. Part 359.

12.2	State Law. The Plan is established under, and will be construed according to, the laws of the state of New York.

12.3
Severability and Interpretation of Provisions.  In the event that any of the provisions of this Plan or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, or in the event that any legislation adopted by any government body having jurisdiction over the Bank would be retroactively applied to invalidate this Plan or any provision hereof or cause the benefits hereunder to be taxable, then: (i) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (ii) the validity and enforceability of the remaining provisions will not be affected thereby.  In the event that the intent of any provision shall need to be construed in any manner to avoid taxability, such construction shall be made by the Plan Administrator in a manner that would manifest to the maximum extent possible the original meaning of such provisions.

12.4
Incapacity of Recipient. In the event the Trustee is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Trustee is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

12.5
Unclaimed Benefit.  The Trustee shall keep the Bank informed of his current address and the current address of his Beneficiaries.  If the location of the Trustee is not made known to the Bank within three (3) years after the date on which any payment of the Deferred Compensation Benefit may first be made, payment may be made as though the Trustee had died at the end of the three (3) year period.

12.6
Limitations on Liability.  Notwithstanding any of the preceding provisions of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of Trustees shall be personally liable to the Trustee or any other person for any claim, loss, liability or expense incurred in connection with this Plan.

12.7	Gender. Whenever in this Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

12.8
Effect on Other Corporate Benefit Plans.  Nothing contained in this Plan shall affect the right of the Trustee to participate in or be covered by any qualified or nonqualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank’s existing or future compensation structure.

12.9
Suicide.  Notwithstanding anything to the contrary in this Plan, the benefits otherwise provided herein shall not be payable if the Trustee’s death results from suicide, whether sane or insane, within twenty-six (26) months after the execution of his Deferral Agreement. If the Trustee dies during this twenty-six (26) month period due to suicide, the balance of his Elective Contribution Account will be paid to the Trustee’s Beneficiary in a single payment. Payment is to be made within thirty (30) days after the Trustee’s death is declared a suicide by competent legal authority.

Credit shall be given to the Bank for payments made prior to determination of suicide.

12.10	Inurement. This Plan shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Trustee, his successors, heirs, executors, administrators, and Beneficiaries.

12.11
Source of Payments.  All payments provided in this Plan shall be timely paid in cash or check from the general funds of the Bank or the assets of the rabbi trust. The Holding Company guarantees payment and provision of all amounts and benefits due to the Trustees and, if such amounts and benefits are not timely paid or provided by the Bank, or the rabbi trust, such amounts and benefits shall be paid or provided by the Holding Company.

12.12
Code Section 409A Taxes.  This Plan shall permit the acceleration of the time or schedule of a payment to pay any taxes that may become due at any time that this Plan fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder.  Such payments shall not exceed the amount required to be included in income as the result of the failure to comply with the requirements of Code Section 409A.

12.13 Headings. Headings and sub-headings in this Plan are inserted for reference and convenience only and shall not be deemed a part of this Plan.

12.14
Acceleration of Payments.  Except as specifically permitted herein or in other sections of this Plan, no acceleration of the time or schedule of any payment may be made hereunder.  Notwithstanding the foregoing, payments may be accelerated hereunder by the Bank, in accordance with the provisions of Treasury Regulation Section 1.409A-3(j)(4) and any subsequent guidance issued by the United States Treasury Department.  Accordingly, payments may be accelerated, in accordance with requirements and conditions of the Treasury Regulations (or subsequent guidance) in the following circumstances: (i) as a result of certain domestic relations orders; (ii) in compliance with ethics agreements with the Federal government; (iii) in compliance with ethics laws or conflicts of interest laws; (iv) in limited cash-outs (but not in excess of the limit under Code Section 402(g)(1)(B)); (v) in the case of certain distributions to avoid a non-allocation year under Code Section 409(p); (vi) to apply certain offsets in satisfaction of a debt of the Trustee to the Bank; (vii) in satisfaction of certain bona fide disputes between the Trustee and the Bank; or (viii) for any other purpose set forth in the Treasury Regulations and subsequent guidance.

SECTION XIII
AMENDMENT/REVOCATION

13.1
Amendment.  Notwithstanding anything herein contained to the contrary, the Bank reserves the exclusive right to freeze or to amend the Plan at any time with respect to compensation to be earned in the future, provided that no amendment to the Plan shall be effective to decrease or to restrict the amount accrued to the date of such amendment.

13.2
Complete Revocation.  Subject to the requirements of Code Section 409A, in the event of complete termination of the Plan, the Plan shall cease to operate and the Bank shall pay out to the Trustee his or her benefit as if the Trustee had terminated employment as of the effective date of the complete termination.  Such complete termination of the Plan shall occur only under the following circumstances and conditions:

(a)           The Bank may terminate the Plan within twelve (12) months of a corporate dissolution taxed under Code Section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(A), provided that the amounts deferred under the Plan are included in the Trustee’s gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

(b)           The Bank may terminate the Plan within the thirty (30) days preceding a Change in Control (but not following a Change in Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that the Trustee and all trustees under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the date of the termination of the arrangements.  For these purposes, “Change in Control” shall be defined in accordance with the Treasury Regulations under Code Section 409A.

(c)           The Bank may terminate the Plan provided that (i) the termination and liquidation does not occur proximate to a downturn in the financial health of the Bank;(ii) all arrangements sponsored by the Bank that would be aggregated with this Plan under Treasury Regulations Section 1.409A-1(c) if the Trustee covered by this Plan was also covered by any of those other arrangements are also terminated; (iii) no payments other than payments that would be payable under the terms of the arrangement if the termination had not occurred are made within twelve (12) months of the termination of the arrangement; (iv) all payments are made within twenty-four (24) months of the termination of the arrangements; and (v) the Bank does not adopt a new arrangement that would be aggregated with any terminated arrangement under Treasury Regulations Section 1.409A-1(c) if the Trustee participated in both arrangements, at any time within three years following the date of termination of the arrangement.

SECTION XIV
EXECUTION

14.1
This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

14.2	This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Bank has caused this Plan to be executed on the day and date first above written.

PATHFINDER BANK

12/23/08                                                                                                 By:           /s/: Thomas W. Schneider
Date
Title:        President & C.E.O.

PATHFINDER BANCORP, INC.

12/23/08                                                                                                  By:           /s/: Thomas W. Schneider
Date
Title:         President & C.E.O.

PATHFINDER BANCORP, MHC

12/23/08                                                                                                 By:           /s/: Thomas W. Schneider
Date
Title:        President & C.E.O.

EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, Lloyd Buddy Stemple, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2008 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2008, and shall continue for a period of one hundred twenty (120) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $90,000.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $0 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: Lloyd A. Stemple	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank

EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, Bruce E. Manwaring, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2005 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $417.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of ninety-one (91) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $37,917.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $582 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: Bruce W. Manwaring	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank

EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, L. William Nelson, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2005 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of one hundred fourteen (114) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $85,500.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $1,413 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: L. William Nelson	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank

EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, George P. Joyce, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2005 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of one hundred twenty (120) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $90,000.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $2,457 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: George P. Joyce	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank
EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, Chris R. Burritt, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2004 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of one hundred twenty (120) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $90,000.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $2,858 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: Chris R. Burritt	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank
EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, Corte J. Spencer, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2005 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of one hundred four (104) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $78,000.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $1,248 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: Corte J. Spencer	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank

EXHIBIT A

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

DEFERRAL AGREEMENT

I, Steven W. Thomas, and PATHFINDER BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan (the “Plan”), effective January 1, 2004 as such Plan may now exist or hereafter be amended or modified, and do further agree to the terms and conditions thereof.

I hereby elect to defer ________ Percent ( _____%) or $750.00 of my monthly Trustee Fees.  Such deferrals shall commence on January 1, 2004, and shall continue for a period of one hundred twenty (120) months, known as the Deferral Period, and will result in a Projected Deferral in the amount of $90,000.  I understand that this election to defer applies only to fees attributable to services not yet performed.

I understand that my election to defer shall continue in accordance with this Deferral Agreement until such time as I submit a “Notice of Adjustment of Deferral” (Exhibit C hereto) to the Administrator, at least thirty (30) days prior to any January 1st during my Deferral Period.  A Notice of Adjustment of Deferral can be used to adjust the amount of Trustee fees to be deferred or to discontinue deferrals altogether.

In general, I understand that my designated Beneficiary may be entitled to a monthly Survivor’s Benefit of $5,356 pursuant to Section 6.1 of the Plan and subject to all relevant subsections of the Plan.

I understand that I will be entitled to a distribution of my deferrals upon attainment of my elected Benefit Age of 70.  Distribution will be made in installments over a period of one hundred twenty (120) months.

I understand that I am entitled to review or obtain a copy of the Plan, at any time, and may do so by contacting the Committee.

Pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or X my Benefit Eligibility Date.

This Deferral Agreement shall become effective upon execution (below) by both the Trustee and a duly authorized officer of the Bank.

Dated this 23 day of December, 2008.

/s/: Steven W. Thomas	/s/: Thomas W. Schneider
Trustee	Duly Authorized Officer of Pathfinder Bank

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           Carol Stemple

SECONDARY BENEFICIARY                                                                      Stephen Stemple; Kristine Stemple per Stirpes

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: Lloyd A. Stemple
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           Ellen K. Manwaring, Spouse

SECONDARY BENEFICIARY                                                                      Children Doug, Derek, Mike, Karen per Stirpes

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: Bruce E. Manwaring
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           L. Sue Nelson

SECONDARY BENEFICIARY                                                                     Aimee Callen, Wendy Wheeler, John L. Nelson, equal

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: L. William Nelson
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           Christine A. Joyce

SECONDARY BENEFICIARY                                                                      Children equally per Stirpes

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: George Joyce
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           Susan Burritt

SECONDARY BENEFICIARY                                                                       My children Andrea Burritt, Danielle Burritt, Richard
                                           Burritt, Jennifer White

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: Chris Burritt
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                  Daughters equally per Stirpes: Cathleen S. Dorr,
 Mary M. Spencer, Sara A. Spencer

SECONDARY BENEFICIARY

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: Corte J. Spencer
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT B

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

BENEFICIARY DESIGNATION

The Trustee, under the terms of the Pathfinder Bank Amended and Restated Trustee Deferred Fee Plan hereby designates the following Beneficiary to receive any guaranteed payments or death benefits* under such Plan, following his death:

PRIMARY BENEFICIARY:                                                                           Marianne Thomas

SECONDARY BENEFICIARY                                                                       Branden & Evan Thomas equally, per stirpes

This Beneficiary Designation hereby revokes any prior Beneficiary Designation that may have been in effect.

Such Beneficiary Designation is revocable.

DATE: December 23,  2008

/s/: Steven W. Thomas
TRUSTEE

/s/ Thomas W. Schneider
DULY AUTHORIZED OFFICER

*  I understand and agree that no death benefit in excess of the deferrals made by me (plus earnings thereon) will be paid unless Pathfinder Bank has acquired insurance on my life and such insurance is in place.

EXHIBIT C

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DFERRED FEE PLAN

NOTICE OF ADJUSTMENT OF DEFERRAL

TO:	Plan Administrator, Amended and Restated Trustee Deferred Fee Plan

I hereby give notice of my election to adjust the amount of my Trustee Fee deferral in accordance with my Deferral Agreement, dated the ____ day of __________, 20__.  This notice is submitted thirty (30) days prior to January 1st, and shall become effective January 1st, as specified below.

Adjust deferral as of:                                                                January 1, 2008

Previous Deferral Amount:                   _____ Percent (____%) or $750.00 per month

New Deferral Amount:                          _____ Percent (____%) or $ 417.00 per month
(to discontinue deferral, enter $0)

/s/ Corte J. Spencer
TRUSTEE

12/23/08
DATE

PATHFINDER BANK

BY:_________________________________

TITLE: _____________________________

____________________________________
DATE

EXHIBIT D

PATHFINDER BANK
AMENDED AND RESTATED
TRUSTEE DEFERRED FEE PLAN

TRANSITION ELECTION YEAR FORM

 Instructions:  If you are a participant in the Amended and Restated Trustee Deferred Fee Plan (the “Plan”), and you previously filed a Deferral Agreement with Pathfinder Bank (the “Bank”), you have a limited period of time to use this Transition Year Election Form to elect to change your previous distribution elections.

Due to IRS rules, individuals who participate in the Plan during 2008 must complete this form no later than December 31, 2008.  You may not use this form to change your distribution elections with respect to payments that are scheduled to be made to you in 2008, or otherwise to cause payments to be made to you in 2008.

Print Name:

I hereby elect to modify my Benefit Age effective as of this _____ day of _________________, 20__, and to begin receiving benefits under the Pathfinder Bank Trustee Deferred Fee Plan in accordance with the terms and conditions set forth in Section 5.6 thereunder.

I hereby acknowledge and agree that by modifying the elected Benefit Age set forth in my Deferral Agreement (Exhibit A hereto), I will receive a reduced benefit equal to the value of my Elective Contribution Account calculated as of the last day of the month in which I attain my Modified Benefit Age.  Such reduced benefit shall be annuitized (using the Interest Factor) and be payable to me commencing on the first day of the second month following the month in which I attain my Modified Benefit Age, and shall be payable in one hundred twenty (120) monthly installments throughout the Payout Period.

I hereby elect a Modified Benefit Age of ____, which I will attain as of the ____ day of __________________, 20___.

In addition, pursuant to Section 5.2 of the Plan, in the event of Disability, I hereby make a one-time election (which may not be changed) to receive my Disability Benefit at the time of (check one) ___ my Disability, or ___ my Benefit Eligibility Date.

DATE                                                                           TRUSTEE